Exhibit 10.12

The Supplement Agreement of

Exclusive Business Cooperation Agreement

This Supplement Agreement of Exclusive Business Cooperation Agreement Agreement (this “Agreement”) is made and entered into by and between the following parties on August 30, 2019 in Haidian District, Beijing, the People’s Republic of China(“China” or the “PRC”)..

Party A:

Sixiang Wuxian (Beijing) Technology Co., Ltd., with its registered address at Room 715, the 7th floor, Fangxing Mansion, Haidian District, Beijing, China

Party B:

Zhihui Qiyuan (Beijing) Technology Co., Ltd, with its registered address at Room 1002-05, the 10th Floor, No. 6 Zhongguancunnan Road., Haidian District., Beijing, China

Each of Party A and Party B shall be refer to as a “Party” respectively, and the “Parties” collectively.

WHEREAS:

The Parties have entered into an Exclusive Business Cooperation Agreement (the “Original Agreement”) on January 29, 2019

NOW, THEREFORE, the parties have reached the following agreements:

1.	The Parties agree Article 5.1 of the Original Agreement to be amended to:

“ This Agreement shall become effective upon execution by the parties and have a term of 20 years. If Party A does not intend to terminate this Agreement upon the expiration of this Agreement, this Agreement shall be automatically extended for one year; when the extended term ends, this Agreement shall automatically enter the extended term of the next year. Party A is entitled to terminate this Agreement at any time by sending a notice of termination 30 days in advance.”

2.	Miscellaneous

2.1	The Parties agree that the Original Agreement and this Agreement constitute a set of Agreement Documents and shall be read and construed as a whole. In the event of any unclear agreements, any ambiguity or any conflicts between the clauses, or any matters not covered in the Original Agreement, the relevant provisions set forth in this Agreement shall prevail.

2.2	Contents not mentioned herein, including default liability, confidentiality and dispute resolution, shall be governed by the Exclusive Business Cooperation Agreement.

2.3	The execution of this Agreement shall have retroactive effect and shall not affect the performance of other terms hereof.

2.4	This Agreement is made in three counterparts with the same legal effect, and each Party shall hold one copy.

[Signature Page to the Supplement Agreement of Exclusive Business Cooperation Agreement]

Party A:

Sixiang Wuxian (Beijing) Technology Co., Ltd. (Seal)

By:
Name:
Title:

[Signature Page to the Supplement Agreement of Exclusive Business Cooperation Agreement]

Party B:

Zhihui Qiyuan (Beijing) Technology Co., Ltd. (Seal)

By:
Name:
Title: